Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Richard T. Hale, certify that:


1. I have reviewed this report, filed on behalf of Scudder New Europe Fund, a series of Scudder New Europe Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                 /s/Richard T. Hale
                                                  Richard T. Hale
                                                  Chief Executive Officer
                                                  Scudder New Europe Fund, a
                                                  series of Scudder New Europe
                                                  Fund, Inc.


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Scudder New Europe Fund, a series of Scudder New Europe Fund, Inc., on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





December 22, 2003                                 /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder New Europe Fund, a
                                                  series of Scudder New Europe
                                                  Fund, Inc.